UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 1, 2003

(Date of Report)

NEORX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliott Avenue West, Suite 500, Seattle, Washington		98119-4114
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 5.                                                           Other Events

On October 1, 2003, NeoRx Corporation announced that it reached agreement with the FDA on the design of the phase III clinical trial for STR™ in patients with multiple myeloma.  The Company also confirmed with the FDA that a single phase III study is sufficient for registration of STR.  See press release attached as Exhibit 99.1.

Item 7.                                                           Exhibits

99.1                           Press release dated October 1, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION

Dated: October 2, 2003	By	/s/ MELINDA G. KILE
Melinda G. Kile
V-P, Finance